THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA, Lincoln Investor Advantage® RIA Class,
Lincoln InvestmentSolutionsSM RIA, Lincoln InvestmentSolutionsSM

Supplement dated August 9, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement to your summary prospectus outlines important changes that become effective on and after August 12, 2024.  These changes are related to Appendix A – Funds Available Under The Contract. All other provisions outlined in your variable annuity prospectus remain unchanged.

The following line item will be added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital growth.	LVIP American Century Ultra Fund – Standard Class advised by Lincoln Financial Investments Corporation	0.65%[1]	N/A	N/A	N/A
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
Effective on or about August 12, 2024, the LVIP American Century Ultra Fund (Standard Class II) will no longer be available as an investment option under your Contract. Any investments in this fund will be transferred to the LVIP American Century Ultra Fund (Standard Class) on or about this date. Once this transfer occurs, any future allocations that you previously designated to the LVIP American Century Ultra Fund (Standard Class II) will be allocated to the LVIP American Century Ultra Fund (Standard Class). You will need to provide us with allocation instructions if you wish to make a change from this investment.
You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.